Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual report of Xynergy Corporation (the Company) on Form 10-KSB/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Edward Rose, Chief Financial Officer, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

      1. The report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


     Dated: October 29, 2004          By: s/s Edward Rose
                                          ------------------------------------
                                          Chief Financial Officer, Secretary and
                                          Director

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                                                                      Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual report of Xynergy Corporation (the Company) on Form 10-KSB/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I Raquel Zepeda, Chief Executive Officer, Chairman and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, that:

      1. The report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      2. The information contained in the report fairly presents, in all material respects, the financial condition and result of operations of the Company.


     Dated: October 29, 2004           By: s/s Raquel Zepeda
                                           ------------------------------------
                                           Chief Executive Officer, Chairman and
                                           Director